                                                                    Exhibit 24.1

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in the Pekin Energy Company Savings/Retirement Plan for Hourly Employees, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE AN SHAWNA L. BARNARD its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 19th day of March, 1998.


/s/ KEITH E. BAILEY                          /s/ JACK D. MCCARTHY
----------------------------------           ----------------------------------
      Keith E. Bailey                                Jack D. McCarthy
   Chairman of the Board,                         Senior Vice President
        President and                         (Principal Financial Officer)
(Principal Executive Officer)

                        /s/   GARY R. BELITZ
                       ----------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)

/s/ GLENN A. COX                        /s/ THOMAS H. CRUIKSHANK
----------------------------------      ----------------------------------
       Glenn A. Cox                             Thomas H. Cruikshank
         Director                                     Director

/s/ WILLIAM  E. GREEN                   /s/ PATRICIA L. HIGGINS
----------------------------------      ----------------------------------
      William E. Green                         Patricia L. Higgins
          Director                                   Director

/s/ JAMES C. LEWIS                      /s/ JACK A. MACALLISTER
----------------------------------      ----------------------------------
      James C. Lewis                           Jack A. Macallister
        Director                                   Director

/s/   PETER C. MEINIG                   /s/    KAY A. ORR
----------------------------------      ----------------------------------
      Peter C. Meinig                          Kay A. Orr
        Director                                Director


                                        /s/ JOSEPH H. WILLIAMS
----------------------------------      ----------------------------------
      Gordon R. Parker                          Joseph H. Williams
         Director                                   Director





                                        THE WILLIAMS COMPANIES, INC.


                                        By /s/ WILLIAM G. VON GLAHN
                                           ----------------------------------
                                               William G. von Glahn
                                               Senior Vice President

ATTEST:

/s/ DAVID M. HIGBEE
----------------------------------
    David M. Higbee
       Secretary